                        TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B Distribution Date of January 25, 2000 for the Collection Period of
                     December 1 through December 31, 1999


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                              1,099,937,045.30
Discounted Principal Balance                                       1,099,937,045.30
Servicer Advance                                                       2,144,779.34
Servicer Payahead                                                      3,039,194.68
Number of Contracts                                                       49,144
Weighted Average Lease Rate                                                    7.74%
Weighted Average Remaining Term                                               38.7
Servicing Fee Percentage                                                       1.00%

POOL DATA - CURRENT MONTH
-------------------------
  Aggregate Net Investment Value                                     995,968,655.07
  Discounted Principal Balance                                       990,096,456.18
  Servicer Advances                                                    3,644,726.95
  Servicer Pay Ahead Balance                                           2,534,199.97
  Maturity Advances Outstanding                                                -
  Number of Current Contracts                                             52,306
  Weighted Average Lease Rate                                                  7.56%
  Weighted Average Remaining Term                                             16.3

--------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
-------------
  Initial Deposit Amount                                              41,247,639.20
  Specified Reserve Fund Percentage                                            5.50%
  Specified Reserve Fund Amount                                       60,496,537.49
  Specified Reserve Fund Percentage
   (if Condition i, ii or iii met)                                             6.50%
  Specified Reserve Fund Amount
   (if Condition i, ii or iii met)                                    71,495,907.94


                                                                  Class A          Class B          Total
                                                                   Amount           Amount          Amount
                                                               -------------     ------------    -------------
  Beginning Balance                                            59,423,467.49     1,073,070.00    60,496,537.49
  Withdrawal Amount                                                     -                -                -
  Transferor Excess                                             1,390,802.13                      1,390,802.13
                                                               -------------     ------------    -------------
  Reserve Fund Balance Prior to Release                        60,814,269.62     1,073,070.00    61,887,339.62
  Specified Reserve Fund Balance                               59,423,467.49     1,073,070.00    60,496,537.49
  Release to Transferor                                         1,390,802.13             -        1,390,802.13
                                                               -------------     ------------    -------------
  Ending Reserve Fund Balance                                  59,423,467.49     1,073,070.00    60,496,537.49
  Cumulative Withdrawal Amount                                          -                -                -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                      Vehicles
                                                                                   --------
  Liquidated Contracts                                                                136
                                                                                      ---
  Discounted Principal Balance                                                                    2,394,995.99
  Net Liquidation Proceeds                                                                       (1,996,591.25)
  Recoveries - Previously Liquidated Contracts                                                       (9,722.00)
                                                                                                 --------------
  Aggregate Credit Losses for the Collection Period                                                 388,682.74
                                                                                                 ==============
  Cumulative Credit Losses for all Periods                                                        6,606,028.83
                                                                                                 ==============

  Repossessed in Current Period                                                        72
                                                                                       --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                          Annualized Average
FOR EACH COLLECTION PERIOD:                                                                       Charge-Off Rate
                                                                                                ------------------
    Second Preceding Collection Period                                                                    0.43%
    First Preceding Collection Period                                                                     0.41%
    Current Collection Period                                                                             0.46%
--------------------------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                       0.43%
Charge-off Rate Indicator ( more than 1.25%)                                                     condition not met
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                        Percent    Accounts      Percent         ANIV
                                                                             -------    --------      -------     --------------
  31-60 Days Delinquent                                                       1.55%        813         1.47%      14,646,331.49
  61-90 Days Delinquent                                                       0.07%         39         0.08%         789,603.72
 Over 90 Days Delinquent                                                      0.04%         21         0.05%         469,857.14
                                                                                        --------                  --------------
  Total Delinquencies                                                                      873                    15,905,792.35
                                                                                        ========                  ==============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                     0.07%
    First Preceding Collection Period                                                                                      0.10%
    Current Collection Period                                                                                              0.11%

CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                        0.09%
Delinquency Percentage Indicator ( > 1.25%)                                                                    CONDITION NOT MET

RESIDUAL VALUE (GAIN) LOSS:                                                                          Vehicles
                                                                                                     --------
  Matured Lease Vehicle Inventory Sold                                                                  61           882,116.49
                                                                                                        --
  Net Liquidation Proceeds                                                                                          (754,645.14)
                                                                                                                    ------------
  Net Residual Value (Gain) Loss                                                                                     127,471.35
                                                                                                                    ============
  Cumulative Residual Value (Gain) Loss all periods                                                                  731,439.90
                                                                                                                    ============

                                                                                                         Average        Average
                                                               Number      Scheduled       Sale      Net Liquidation    Residual
MATURED VEHICLES SOLD FOR                                       Sold       Maturities      Ratio         Proceeds        Value
EACH COLLECTION PERIOD:                                        ------      ----------     -------    ---------------  ----------
  Second Preceding Collection Period                             12            0          100.00%       13,550.79     14,827.19
  First Preceding Collection Period                              23            4          100.00%       13,331.85     15,883.74
  Current Collection Period                                      61          582           10.48%       12,371.23     14,656.32
  Three Month Average                                                                                   12,748.83     14,971.74
                                                                                                                    ------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                           85.15%
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         CURRENT PERIOD
CONDITION (III) (RESIDUAL VALUE TEST)                                                     AMOUNT/RATIO            TEST MET?
---------------                                                                          --------------       -----------------

a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                          10.48%                  NO

b) Number of Scheduled Maturities greater than 500                                            582                    YES

c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Residual Values     85.15%                  NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                           CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------

                        TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B Distribution Date of January 25, 2000 for the Collection Period of
                     December 1 through December 31, 1999


                                                                                   Certificate Balance           Class A1
                                                                                 -------------------------    --------------
INTEREST:                                                           Total        Percent      Balance            Balance
---------                                                       ---------------  --------  -------------      --------------
                                                                                  98.00%
  Interest Collections                                           7,529,113.60
  Net Investment Income                                            437,538.13
  Non-recoverable Advances                                         (55,609.84)
                                                               ----------------
    Available Interest                                           7,911,041.89               7,746,757.58       2,407,526.02
  Class A1, A2, A3 Notional Interest Accrual Amount             (4,546,833.33)             (4,546,833.33)     (1,493,541.67)
  Unreimbursed A1, A2, A3 Interest Shortfall                             -                          -                  -
  Interest Accrual for Adjusted Class B Certificate Bal.          (390,478.25)               (390,478.25)
  Class B Interest Carryover Shortfall                                   -
  Servicer's Fee                                                  (848,274.76)               (830,659.10)
  Capped Expenses                                                  (21,724.55)                (21,273.41)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                     -                          -
  Uncapped Expenses                                                      -                          -
                                                               ----------------            -------------
  Total Unallocated Interest                                     2,103,731.00               1,957,513.49
  Excess Interest to Transferor                                          -                 (1,957,513.49)
                                                               ----------------            -------------
  Net Interest Collections Available                             2,103,731.00                       -
  Interest Collections Allocated to Losses                        (505,435.40)
  Accelerated Principal Distribution                              (207,493.47)
                                                               ----------------
  Deposit to Reserve Fund                                        1,390,802.13
                                                               ----------------
  Withdrawal from Reserve Fund                                           -                          -
                                                               ----------------
Principal:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                             (516,154.09)               (505,435.40)
  Loss Reimbursement from Transferor                               505,435.40                 505,435.40
  Loss Reimbursement from Reserve Fund                                   -
                                                               ----------------            -------------
  Transferor Ending Certificate Principal Loss Amount              (10,718.69)               -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                              -
  Current increase (decrease)                                    -
                                                               ----------------
  Ending Balance                                                 -
                                                               ----------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                              -
  Current increase (decrease)                                    -
                                                               ----------------
  Ending Balance                                                 -
                                                               ----------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                              -
  Current increase (decrease)                                    -
                                                               ----------------
  Ending Balance                                                 -
                                                               ----------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                              -
  Current increase (decrease)                                    -
                                                               ----------------
  Ending Balance                                                 -
                                                               ----------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                    428,502.43
  Allocations - Current Period                                  21,521,835.21              21,521,835.21      21,521,835.21
  Allocations - Accelerated Principal Distribution                 207,493.47                 207,493.47         207,493.47
  Allocations - Not Disbursed Beginning of Period               81,147,082.85              81,147,082.85      81,147,082.85
  Allocations - Not Disbursed End of Period                    102,876,411.53             102,876,411.53     102,876,411.53
Interest Distributions/Allocations:
  Distribution - Current Period                                  1,390,802.13                       -                  -
  Allocations - Current Period                                   4,937,311.58               4,937,311.58       1,493,541.67
  Allocations - Not Disbursed Beginning of Period               14,811,934.75              14,811,934.75       4,480,625.00
  Allocations - Not Disbursed End of Period                     19,749,246.33              19,749,246.33       5,974,166.67
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                  1,390,802.13
  Due to Trust                                                  26,657,604.56              26,229,102.13      23,086,892.89
                                                                ---------------            -------------      -------------
     Total Due To Trust                                         28,048,406.69              26,229,102.13      23,086,892.89
                                                               ----------------            -------------      -------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                   Class A2         Class A3         Class B
                                                               ---------------   --------------   --------------
Interest:                                                          Balance          Balance          Balance
                                                               ---------------   --------------   --------------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
    Available Interest                                          4,132,320.79       692,792.56       514,118.20
  Class A1, A2, A3 Notional Interest Accrual Amount            (2,611,458.33)     (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                            -                -
  Interest Accrual for Adjusted Class B Certificate Bal.                                           (390,478.25)
  Class B Interest Carryover Shortfall                                                                    -
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                      -
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution
  Deposit to Reserve Fund
  Withdrawal from Reserve Fund
Principal:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                              (505,435.40)
  Loss Reimbursement from Transferor                                                                505,435.40
  Loss Reimbursement from Reserve Fund
  Transferor Ending Certificate Principal Loss Amount
Class A Certificate Principal Loss Amounts
  Beginning Balance
  Current increase (decrease)
  Ending Balance
Class A Interest Subordinated
  Beginning Balance
  Current increase (decrease)
  Ending Balance
Class B Certificate Principal Loss Amounts
  Beginning Balance
  Current increase (decrease)
  Ending Balance
Class B Interest Subordinated:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
Principal Distributions/Allocations:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                             -                -                -
Interest Distributions/Allocations:
  Distribution - Current Period                                         -                -                -
  Allocations - Current Period                                  2,611,458.33       441,833.33       390,478.25
  Allocations - Not Disbursed Beginning of Period               7,834,375.00     1,325,500.00     1,171,434.75
  Allocations - Not Disbursed End of Period                    10,445,833.33     1,767,333.33     1,561,913.00
Due To Trust - Current Period:
  Total Deposit to Reserve Fund
  Due to Trust                                                  2,378,064.18       402,704.30       361,440.76
                                                               ---------------   --------------   --------------
     Total Due To Trust                                         2,378,064.18       402,704.30       361,440.76
--------------------------------------------------------------------------------------------------------------------------------


                                                                        Transferor Interest
                                                             -------------------------------------
                                                                   Interest         Principal
                                                             -----------------   ---------------
INTEREST:                                                              2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
    Available Interest                                           164,284.32
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                 (17,615.66)
  Capped Expenses                                                   (451.15)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                    -
                                                             -----------------
  Total Unallocated Interest                                     146,217.50
  Excess Interest to Transferor                                1,957,513.49
                                                             -----------------
  Net Interest Collections Available                           2,103,730.99
  Interest Collections Allocated to Losses                      (505,435.40)
  Accelerated Principal Distribution                            (207,493.47)
                                                             -----------------
  Deposit to Reserve Fund                                      1,390,802.12
                                                             -----------------
  Withdrawal from Reserve Fund
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                (10,718.69)
  Loss Reimbursement from Transferor                            (505,435.40)
  Loss Reimbursement from Reserve Fund
                                                             -----------------   ---------------
  Transferor Ending Certificate Principal Loss Amount           (505,435.40)         (10,718.69)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                      428,502.43
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                            -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                1,390,802.13
  Allocations - Current Period                                         -
  Allocations - Not Disbursed Beginning of Period                      -
  Allocations - Not Disbursed End of Period                            -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                1,390,802.13
  Due to Trust                                                                       428,502.43
                                                             -----------------   ---------------
     Total Due To Trust                                        1,390,802.13          428,502.43
--------------------------------------------------------------------------------------------------------------------------------

                        TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B Distribution Date of January 25, 2000 for the Collection Period of
                     December 1 through December 31, 1999

---------------------------------------------------------------------------------------------------------------------------------
                                                                Certificate Balance                        Class A1
                                                            ----------------------------          --------------------------
                                               Total        Percent         Balance               Percent       Balance
                                         ----------------   -------     ----------------          -------   ----------------

ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)    1,099,937,045.30
Discounted Principal Balance             1,099,937,045.30
Initial Notional/Certificate Balance                 -      100.00%     1,077,938,000.00          31.08%    335,000,000.00
Percent of ANIV                                                                    98.00%                            30.46%
Certificate Factor                                                             1.0000000                         1.0000000
Notional/Certificate Rate                                                                                             5.350%
Targeted Maturity Date                                                                                      October 25, 2000
Servicer Advance                             2,144,779.34
Servicer Payahead                            3,039,194.68
Number of Contracts                             49,144
Weighted Average Lease Rate                          7.74%
Weighted Average Remaining Term                     38.7
Servicing Fee Percentage                             1.00%


POOL DATA PRIOR MONTH
Aggregate Net Investment Value            1,017,929,711.41
Discounted Principal Balance              1,016,336,630.86
Notional/Certificate Balance                                            1,077,938,000.00                    335,000,000.00
Adjusted Notional/Certificate Balance                                     996,790,917.15                    253,852,917.15
Percent of ANIV                                                                    97.92%                            24.94%
Certificate Factor                                                              1.0000000                        1.0000000
Servicer Advances                             3,419,107.67
Servicer Pay Ahead Balance                    2,543,894.66
Maturity Advances Outstanding                         -
Number of Current Contracts                      52,953
Weighted Average Lease Rate                           7.57%
Weighted Average Remaining Term                      17.3

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value            995,968,655.07
  Discounted Principal Balance              990,096,456.18
  Notional/Certificate Balance                                          1,077,938,000.00                    335,000,000.00
  Adjusted Notional/Certificate Balance                                   975,061,588.47                    232,123,588.47
  Percent of ANIV                                                                  97.90%                            23.31%
  Certificate Factor                                                           1.0000000                         1.0000000
  Servicer Advances                           3,644,726.95
  Servicer Pay Ahead Balance                  2,534,199.97
  Maturity Advances Outstanding                       -
  Number of Current Contracts                    52,306
  Weighted Average Lease Rate                         7.56%
  Weighted Average Remaining Term                    16.3

Prior Certificate Interest Payment Date    September 27, 1999
Next Certificate Interest Payment Date       March 27, 2000
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  Class A2                        Class A3                      Class B
                                         ----------------------------    --------------------------    ---------------------------
                                         Percent         Balance         Percent       Balance         Percent       Balance
                                         -------   ------------------    -------  -----------------    -------  ------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance     53.34%       575,000,000.00      8.94%      96,400,000.00        6.64%     71,538,000.00
Percent of ANIV                                                52.28%                         8.76%                          6.50%
Certificate Factor                                         1.0000000                     1.0000000                      1.0000000
Notional/Certificate Rate                                      5.450%                        5.500%                         6.550%
Targeted Maturity Date                             September 25, 2001             February 25, 2002             September 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                          575,000,000.00                 96,400,000.00                  71,538,000.00
Adjusted Notional/Certificate Balance                 575,000,000.00                 96,400,000.00                  71,538,000.00
Percent of ANIV                                                56.49%                         9.47%                          7.03%
Certificate Factor                                         1.0000000                     1.0000000                      1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                        575,000,000.00                 96,400,000.00                  71,538,000.00
  Adjusted Notional/Certificate Balance               575,000,000.00                 96,400,000.00                  71,538,000.00
  Percent of ANIV                                              57.73%                         9.68%                          7.18%
  Certificate Factor                                       1.0000000                     1.0000000                      1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                                Transferor Interest
                                                -------------------
                                                      Balance
                                                -------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance               21,999,045.30
Percent of ANIV                                             2.00%
Certificate Factor
Notional/Certificate Rate
Targeted Maturity Date
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                       21,138,794.26
Adjusted Notional/Certificate Balance              21,138,794.26
Percent of ANIV                                             2.08%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                     20,907,066.60
  Adjusted Notional/Certificate Balance            20,907,066.60
  Percent of ANIV                                           2.10%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                  VEHICLES
---------------------------------                  --------
Principal Collections                                                10,237,244.10
Prepayments in Full                                   437             8,215,179.55
                                                      ---
Reallocation Payment                                   13               231,520.21
                                                       --
Interest Collections                                                  7,529,113.60
Net Liquidation Proceeds and Recoveries                               2,006,313.25
Increase (Decrease) in Maturity Advances                                      -
Net Liquidation Proceeds - Vehicle Sales                                754,645.14
Non-Recoverable Advances                                                (55,609.84)
                                                                     -------------
Total Available                                                      28,918,406.01
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:            Amount               Annual Amount
                                       ----------             -------------
   Total Capped Expenses Paid           21,724.55               325,868.25
   Total Uncapped Expenses Paid              -                        -
   Capped and Uncapped Expenses Due          -                        -
SERVICER'S FEE DUE:
   Servicer's Fee Paid                 848,274.76
   Servicer's Fee Balance Due                -
SUPPLEMENTAL SERVICER'S FEES            97,047.22
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                        Vehicles          Amount
-----------------                                        --------          ------
  Beginning Unreinvested Principal Collections
  Principal Collections & Liquidated Contracts
  Allocation to Subsequent Contracts                                          -
  Ending Unreinvested Principal Collections                                   -
---------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
------------------------------------------
Holly Pearson, Treasury Operations Manager